UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 8, 2010

Asian Trends Media Holdings, Inc.

(Exact name of registrant as specified in charter)

Nevada (State or Other Jurisdiction of Incorporation)	000-52020 (Commission File Number)	90-0201309 (I.R.S. Employer Identification No.)

Suite 1902, 19th Floor Tower II, Kodak House Quarry Bay, Hong Kong (Address of Principal Executive Offices)	n/a (Zip Code)

Registrant’s telephone number, including area code: 852-2102-0100

n/a

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On October 8, 2010, the Company entered into an Acquisition Agreement (the “Agreement”) with China Culture Limited, a Hong Kong company (“China Culture”) and Chan Wing Hing, the owner and shareholder of China Culture (the “Shareholder”).

According to the terms of the Agreement, upon the closing of the Agreement, the Shareholder shall transfer all of the shares of China Culture held by him (the “China Culture Shares”), constituting 100% ownership of China Culture, to Asian Trends in exchange for 50,000,000 of shares of Asian Trends’ common stock (the “Exchange” and the shares to be issued by Asian Trends are referred to herein as “Exchange Shares”).  Immediately prior to the Exchange, Asian Trends shall have a total of approximately 117,711,811 shares of its common stock issued and outstanding, and the Exchange Shares shall be issued in addition to the existing amount.  For Federal income tax purposes, it is intended that the Exchange shall constitute a tax-free reorganization within the meaning of Section 368(a)(1)(B) of the Internal Revenue Code of 1986, as amended (the “Code”).

ITEM 2.01 COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

On October 8, 2010, the parties closed the Agreement as described herein in Item 1.01. Upon the closing of the transactions contemplated in the Agreement, the Company acquired 100% ownership of China Culture.  Consideration to be paid by the Company was a total of 50,000,000 shares of its common stock.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

The Agreement is incorporated by reference and attached hereto as Exhibit 2.1.

The audited financial statements of China Culture Limited, for the years ended December 31, 2008 and 2009, as well as the quarterly statements for March 31, 2010, June 30, 2010 and September 30, 2010, to the extent required to be filed as part of this Current Report on Form 8-K, are not currently available.  Such financial statements shall be filed by amendment to this report on Form 8-K within 75 days of the Closing Date.

The unaudited Pro Forma Consolidated Financial Statements as of December 31, 2009, as well as the quarterly statements for March 31, 2010, June 30, 2010 and September 30, 2010, to the extent required to be filed as part of this Current Report on Form 8-K, are not currently available.  Such financial statements shall be filed by amendment to this report on Form 8-K within 75 days of the Closing Date.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ASIAN TRENDS MEDIA HOLDINGS, INC.

By:	/s/ Zhi Jian Zeng
Name: Zhi Jian Zeng
Dated: October 8, 2010	Title: CEO